EXHIBIT 10.2

ASSIGNMENT AND AGREEMENT

THIS ASSIGNMENT AND AGREEMENT (this "Agreement") is made as of February , 2012, by and among the parties identified on Schedule Al hereto (each a "Secured Creditor" and, collectively, "Secured Creditors"), GoGreen Power, Inc. a Delaware corporation ("GoGreen"), and, for purposes of Section 2 only, Alpha Capital Anstalt, as Collateral Agent under the Security Agreement (as such terms are defined below).

WHEREAS, Secured Creditors entered into that certain subscription agreements with EcoReady Corporation, a Florida corporation ("EcoReady"), pursuant to which, among other things, EcoReady issued to Secured Creditors secured convertible notes which are identified on Schedule A (the notes on Schedule are referred to as the "Secured Notes");

WHEREAS, in connection with the Secured Notes, Secured Creditors, certain guarantor parties and Alpha Capital Anstalt, as collateral agent (the "Collateral Agent"), entered into that certain Security Agreement dated as of December 23, 2010 (the "Security Agreement"), pursuant to which Secured Creditors obtained a validly perfected, fully enforceable security interest in the collateral referenced therein;

WHEREAS, EcoReady defaulted upon the Secured Notes and Secured Creditors, EcoReady, Collateral Agent and GoGreen intend to enter into an Agreement to Accept Collateral in Satisfaction of Obligations (the "Satisfaction Agreement"), pursuant to which EcoReady will transfer to GoGreen the assets identified on Schedule B (the "Collateral") in full satisfaction of EcoReady's obligations under a portion of the Secured Notes as described on Schedule A2 ("Foreclosing Secured Notes") notwithstanding that the amount of principal, interest and other amounts due under the Foreclosing Secured Notes greatly exceeds the value of the Collateral; and

WHEREAS, in connection with the Satisfaction Agreement, Secured Creditors wish to assign their respective interests in the Foreclosing Secured Notes, the Security Agreement as related to the Foreclosing Secured Notes and the Collateral to GOGREEN, as described herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.         Assignment to GoGreen. Secured Creditors hereby contribute, convey, transfer and assign to GOGREEN, and GOGREEN hereby accepts, all of Secured Creditors' rights under the Foreclosing Secured Notes, the Security Agreement as related to the Foreclosing Secured Notes and the Collateral.

2.         Perfection; Collateral Agent. Secured Creditors hereby direct Collateral Agent, and Collateral Agent agrees, to make all filings and take all actions necessary or advisable to record and perfect the assignment described in Section 1 and to otherwise give effect to this Agreement. Collateral Agent (a) consents to the assignment described in Section 1 and (b) assigns to GoGreen all of the Collateral Agent's rights under the Security Agreement. Collateral Agent hereby acknowledges and agrees to the provisions of this Section 2 by signing below.

3.         Initial Equity Interests in GoGreen. In connection with the assignment described in Section 1, Secured Creditors shall be issued the following shares of GoGreen common stock:

Secured Creditor	Shares
Alpha Capital Anstalt	88
Chestnut Ridge Partners LP	86
Whalehaven Capital Funds, Ltd.	80
Mulkey II Limited Partnership	24
Richard G. David	12
Barbara Stone Irrevocable Trust	8
Philip W. David	8
Jayakumar & Purnima Patil	6
Austin Gleason	5
Donald Smith	5
Neurological Surgery Associates	5
Nunley Investments, LLC	5
Rising Star Investments, LLC	5
J. Truman Bidwell Jr.	4
Leonard Schiller	4
Martha Berkowicz	4
Rosamond Janis	2

4.         Effect of Termination of Satisfaction Agreement. If the Satisfaction Agreement is terminated pursuant to its terms, then this Agreement shall be terminated and be deemed to have no force or effect, in which case, without limiting the foregoing, (i) Secured Creditors shall retain their interests in the Foreclosing Secured Notes, the Security Agreement and the Collateral, (ii) the assignment described herein shall be deemed never to have occurred and (iii) Secured Creditors shall not be entitled to any equity interests in GoGreen as a result of the terms of this Agreement.

5.        Representations and Warranties of Secured Creditors. Each Secured Creditor hereby represents and warrants to each of the other Secured Creditors and to GoGreen as follows:

            5.1         Private Placement.

                          (a) Secured Creditor understands that the issuance of equity interests of GoGreen (the "Equity") is intended to be exempt from registration under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "1933 Act") and (ii) there is no existing public or other market for the Equity and there can be no assurance that Secured Creditor will ever be able to sell or dispose of such Equity.

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                          (b) The Equity to be acquired by Secured Creditor pursuant to this Agreement is being acquired for Secured Creditor's own account and without a view to the distribution of such Equity. Secured Creditor is an "accredited investor," as such term is defined in Regulation D under the 1933 Act. Secured Creditor is not a broker-dealer subject to Regulation T of the Federal Reserve Board.

                          (c) Secured Creditor has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Equity and is capable of bearing the economic risks of such investment, including a complete loss of its investment in the Equity.

                          (d) Secured Creditor has been given the opportunity to ask questions of, and receive answers from, the other Secured Creditors and GoGreen concerning the terms and conditions of the Equity and other related matters. Secured Creditor further represents and warrants to GoGreen that GoGreen has made available to Secured Creditor or its agents all documents and information relating to the Equity. In evaluating its investment in the Equity, Secured Creditor has not relied upon any representations or other information (whether oral or written) made by or on behalf of GoGreen.

            5.2         Authority., No Other Action. The execution, delivery and performance of this Agreement are within the powers of Secured Creditor (corporate or otherwise) and have been duly authorized on its part by all requisite action (corporate or otherwise). No action by or in respect of, or filing with, any governmental authority is required for the execution, delivery and performance of this Agreement by Secured Creditor. This Agreement has been duly executed and delivered by Secured Creditor and constitutes a legal, valid and binding agreement of Secured Creditor, enforceable against Secured Creditor in accordance with its terms.

6.        Indemnification. Each Secured Creditor shall indemnify and hold harmless each of the other Secured Creditors and GoGreen, and each of their respective affiliates, in respect of any and all debts, obligations and other liabilities (whether absolute, accrued, contingent, fixed or otherwise, or whether known or unknown, or due or to become due or otherwise), monetary damages, fines, fees, penalties, interest obligations, deficiencies, diminutions in value of assets, losses and expenses (including amounts paid in settlement, court costs, costs of investigators, reasonable fees and expenses of attorneys, accountants, financial advisors and other experts, and other expenses of litigation) incurred or suffered by each of the other Secured Creditors, GOGREEN or any of their respective affiliates resulting from, relating to, constituting or arising out of a breach of the representations and warranties made by such Secured Creditor in this Agreement.

7.        Miscellaneous.

           7.1         Neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any party without the prior written consent of the other parties. A change in control of a party or a transfer of all or substantially all a party's assets shall constitute an assignment for such purposes. Without limiting the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

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           7.2         This Agreement is governed by and is to be construed and enforced as though made and to be fully performed in the State of New York, without regard to conflicts of law rules. Any and all disputes are to be resolved in the courts of the state of New York located in New York County.

           7.3         This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing signed on behalf of each party and otherwise as expressly set forth herein.

           7.4         No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof Any agreement on the part of any party to any waiver shall be valid only if set forth in a written instrument executed and delivered by a duly authorized officer on behalf of such party.

           7.5         This Agreement shall not be construed so as to confer any right or benefit upon any person or entity other than the parties to this Agreement and their respective permitted successors and assigns.

           7.6         In case one or more of the provisions contained in this Agreement are for any reason held to be invalid, illegal or unenforceable in any respect under any law in any jurisdiction, the invalidity, illegality, or unenforceability will not affect any other provisions of this Agreement, which will be construed as if contained in this Agreement, and each illegal, invalid or unenforceable provision will be construed as broadly as may be possible so that the original intent of the parties is given effect to the greatest extent possible.

           7.7         This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

[Signature Page Follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their respective names and by their duly authorized officers, as of the date first written above.

ALPHA CAPITAL ANSTALT	WHALEHAVEN CAPITAL FUND LTD
/s/ Konrad Ackermann	/s/ Vadim Mats
Name: Konrad Ackermann	Name: Vadim Mats
Title: Director	Title: CFO

CHESTNUT RIDGE PARTNERS LP	MULKEY II LIMITED PARTNERSHIP
/s/ Kenneth Holz	/s/ David A Mulkey
Name: Kenneth Holz	Name: David A Mulkey
Title: CFO	Title General Partner

RICHARD G. DAVID	BARBARA STONE (Irrevocable Trust)
/s/ RICHARD G. DAVID	/s/ Joel Stone

PHILIP W. DAVID	JAYAKUMAR & PURNIMA PATIL
/s/ PHILIP W. DAVID	/s/ Jayakumar & Purnima Patil

AUSTIN GLEASON	DONALD SMITH
/s/ AUSTIN GLEASON	/s/ DONALD SMITH

NEUROLOGICAL SURGERY ASSOCIATES	NUNLEY INVESTMENTS, LLC
/s/ James Adametz	/s/ Pierce D Nunley
Name: James Adametz	Name: Pierce D Nunley
Title:	Title Manager

J. TRUMAN BIDWELL, JR.	LEONARD SCHILLER
/s/ J. Truman Bidwell Jr.	/s/ Leonard Schiller

MARTA BERKOWICZ	ROSAMOND JANIS
/s/ Marta Berkowicz	/s/ Rosamond Janis

RISING STAR INVESTMENTS, LLC
/s/ Eubulus J. Kerr
Name: Eubulus J. Kerr
Title: Member

GOGREEN

GoGreen Power, Inc.
/s/ Mark Shefts
Name: Mark Shefts
Title: CEO

/s/ Konrad Ackermann
ALPHA CAPITAL ANSTALT

Agreed and Acknowledged

EcoReady Corporation
/s/ B. Rubizhevsky
By: Boris Rubizhevsky
Its: CEO

5

SCHEDULE Al

SECURED CREDITOR	NOTE PRINCIPAL	ISSUE DATE
Alpha Capital Anstalt ("Alpha")	$219,600.00
Whalehaven Capital Fund, Ltd. ("Whalehaven")	$215,600.00
Chestnut Ridge Partners LP ("Chestnut")	$199,600.00
Mulkey II Limited Partnership	$150,000.00
Richard G. David	$75,000.00
J. Truman Bidwell Jr.	$25,000.00
Leonard Schiller	$25,000.00
Martha Berkowicz	$25,000.00
Neurological Surgery Associates	$30,000.00
Nunley Investments, LLC	$30,000.00
Philip W. David	$50,000.00
Rising Star Investments, LLC	$30,000.00
Austin Gleason	$30,000.00
Barbara Stone (Irrevocable Trust)	$50,000.00
Donald Smith	$30,000.00
Jayakumar & Purnima Patil	$35,000.00
Rosamond Janis	$15,000.00
Alpha	$219,600.00
Chestnut	$215,600.00
Whalehaven	$199,600.00
Alpha	$20,000.00
Whalehaven	$20,000.00
Alpha	$14,000.00
Chestnut	$12,000.00
Whalehaven	$12,000.00
TOTAL	$1,947,600.00

SCHEDULE A2

SECURED CREDITOR	NOTE PRINCIPAL	ISSUE DATE
Alpha Capital Anstalt ("Alpha")	$87,840.00
Whalehaven Capital Fund, Ltd. ("Whalehaven")	$86,240.00
Chestnut Ridge Partners LP ("Chestnut")	$79,840.00
Mulkey II Limited Partnership	$60,000.00
Richard G. David	$30,000.00
J. Truman Bidwell	$10,000.00
Leonard Schiller	$10,000.00
Martha Berkowicz	$10,000.00
Neurological Surgery Associates	$12,000.00
Nunley Investments	$12,000.00
Philip W. David	$20,000.00
Rising Star	$12,000.00
Austine Gleason	$12,000.00
Barbara Stone	$20,000.00
Donald Smith	$12,000.00
Jayakumar & Purnima Patil	$14,000.00
Michel & Rosamond Janis	$6,000.00
Alpha	$87,840.00
Chestnut	$86,240.00
Whalehaven	$79,840.00
Alpha	$8,000.00
Whalehaven	$8,000.00
Alpha	$5,600.00
Chestnut	$4,800.00
Whalehaven	$4,800.00
TOTAL	$779,040.00

SCHEDULE B

I. The business related to the sale of GoGreenPowered batteries

2. Wordmark "GoGreenPower" Serial number 3710192

3. Customer List attached hereto as exhibit B

4. The inventory listed on exhibit C

Exhibit B

Customer	Bill to	Contact	Phone	Fax
ABT Electronics, Inc.	ABT Electronics, Inc. 1200 N. Milwaukee Ave. Glenview, IL 60025		847-967-8830	847-544-2270
Adorama Camera, Inc.	Adorama Camera, Inc. 42 West 18th Street New York, NY 10011	John Green	212-741-0401 x2232	646-758-8503
Albany Parking Authority	Albany Parking Authority Sean Palladino 655 Broadway Albany, NY 12207			
Amazon.com.dedc LLC	Amazon.com.dedc LLC PO BOX 80387 Seattle, WA 98108-0387			
Association for Vision Rehabilitation	Association for Vision Rehabilitation and Employment, Inc. 174 Court Street Binghamton, NY 13901	Jennifer Cubic	607-427-0929	
B&H Photo-Video, Inc.	B&H Photo-Video, Inc. 420 Ninth Ave. New York, NY 10001	Yehuda Goldstein	212-239-7500	212-239-7501
Bashas	Bashas Distribution Center 200 South 56th Street Chandler, AZ 85226			
Batteries.com	Audiovox Electronics Corp 150 Marcus Blvd Hauppauge, NY 11788	Doug Arthur	631-436-6336	
Battery Clerk	Battery Clerk 545 N. Maple Ave 2nd Floor Ridgewood, NJ 07450			
Bausch & Lomb	Bausch & Lomb Attn: Theresa A. Lewis 1400 N. Goodman Street Rochester, NY 14609	Theresa A. Lewis	585-338-8059	585-338-8936
Big Lots	Big Lots Closeout Distribution Inc 300 Phillipi Road Columbus, OH 43228 USA		614-278-6800 (BILL)	614-278-6871 (BILL)
Blue Ribbon Supply Company	Blue Ribbon Supply Company P.O. Box 2867 S. San Francisco, CA 94083-2867		650-873-3500	650-588-7061
Boris Rubizhevsky (C)	Boris Rubizhevsky (C)			
Brooklyn Battery Works, LLC	Brooklyn Battery Works, LLC 34 35th street Brooklyn NY 11232			
Brothers Retail Management	Brothers Retail Management	adam	718-986-6998

C&S Wholesale Grocers	C&S Wholesale Grocers PO BOX 821 Brattleboro, VT 05302	Diane Matos		
Carine & Company	Carine & Company PO Box 612 297 Shenango Ave Sharon, PA 16146		724-983-1300	412-373-4941
CDZ Sales, Inc.	CDZ Sales, Inc. 11228 St. Johns Industrial Parkway S. Jacksonville, FL 32246			
Center for Voca rehab	William Bartok Center for Vocational Rehabilitation 15 Meridian Rd Eatontown, NJ 07724			
Center of Town	Center of Town 1700 Madison Ave Lakewood NJ 08701			
Cheeky Monkey Toys	Cheeky Monkey Toys 640 Santa Cruz Ave Menlo Park, CA 94025	Anna & Dexter Chow	650-328-7975	650-328-7976
City of Peekskill	City of Peekskill Accounts Payable City Hall-840 Main Street Peekskill, NY 10566			
Contemporary Marketing Associates	Contemporary Marketing Associates Ray Koterba 9220 S. Cypress Circle Miramar, FL 33025-2457	Ray Koterba	954-628-0041	954-628-0044
Country Market - 3800	Country Market - 3800 2702 E. Race Ave Searcy, AR 72143			
Country Mart - 2232	Country Mart - 2232 611 HWY. 62/65 North Harrison, AR 72601			
Country Mart - 2331	Country Mart - 2331 705 Kentucky Ave West Plains, MO 65775			
Country Mart - 2479	Country Mart - 2479 125 W. Karsch Blvd Farmington, MO 63640			
Country Mart - 3804	Country Mart - 3804 827 Highway 463 North Truman AR 72472			
Country Mart - 3805	Country Mart - 3805 2126 N. Westwood Blvd Poplar Bluff, MO 63901			
Country Mart - 3808	Country Mart - 3808 309 E. Jackson Blvd Jackson, MO 63755			
Country mart - 3809	Country mart - 3809 1020 E. Main Piggott, MO 72454

Country Mart - 3810	Country Mart - 3810 1955 St. John Avenue Dyersburg, TN 38024			
Country Mart - 3812	Country Mart - 3812 616 highway 53 Poplar Bluff, MO 63901			
Country Mart - 3815	Country Mart - 3815 I-57 & SOUTH MAIN Charleston, MO 63845			
Country Mart - 3819	Country Mart - 3819 2511 W. Kings Highway Paragould, AR 72450			
Country Mart - 3821	Country Mart - 3821 3106 Southwest Drive Jonesboro, AR 72404			
Country Mart - 3822	Country Mart - 3822 919 Highway 64 Augusta, AR 72006			
County Food Mart - 2438	County Food Mart - 2438 HWY 21 & 72 Arcadia, MO 63621			
County Mart - 2443	County Mart - 2443 50 Berry Rd. Bonne Terre, MO 63628			
County Mart - 2483	County Mart - 2483 107 Plaza Sq Park Hills, MO 63601			
crown hardware & plumbing supply	crown hardware and plumbing supply 2016 North M. L. King Drve milwaukee, Wisconsin 53212		414-374-5100	414-374-5169
Crutchfield Corporation	Crutchfield Corporation 1 Crutchfield Park Charlottesville, VA 22911	Jude DeFrank	434-817-1000 ext.2408	
D&M Wholesale	D&M 7012 3rd ave Brooklyn NY 11209			
Datavision Computer Video, Inc.	Datavision Computer Video, Inc. 445 Fifth Ave. New York, NY 10016	MeeMee	212-689-1111	
Devraj Wholesale	Devraj Wholesale 1200 Woodruff Road Unit A-1 Greenville, SC 29607	Dev Patel	864-631-1158	864-631-1159
DFX	DFX 521 Gotham Parkway Carlstadt, NJ 07072			
Don Stanley (C)	Don Stanley (C) Retail Services Inc. 606 Houser Street Park Hills, MO			
Don Strayer	Don Strayer 412 Cottonwood Drive Lee Summit, MO 64064			
Double Dragon Digitalmates Inc	Double Dragon Digitalmates Inc 34 W. 27th Street #B New York, NY

10001			
Drugstore.com	Drugstore.com Accounts Payable 411 108th Ave NE STE 1400 Bellevue, WA 98004	Logan Vessey	425-372-3430	856-241-5576
Duane Reade/Maspeth	Walgreen P.O. Box 4025 Danville, IL 61834			
el dorado trading group	el dorado trading group 760 san antonio road palo alto CA 94303-4613			
Electronic Express	Electronic Express 2627 Grandview Ave. Nashville, TN 37211		615-259-2031	
Electronics Expo	ZDC Corporate HQ Electronics Expo 70 Demarest Drive Wayne, NJ 07470	Chris Vitorino	973 808 8838 ext 104	
EquiMarketing Inc	EquiMarketing Inc			
Firebird Ventures LLC	Firebird Ventures LLC			
Focus Camera, Inc.	Focus Camera, Inc. 895-905 McDonald Ave. Brooklyn, NY 11218		718-437-8800	718-437-8848
Focus Electronics	Focus Electronics 4509 13th Ave Brooklyn NY 11219			
Food Giant Warehouse	Food Giant Warehouse 120 Industrial Drive Sikeston, MO 63801			
Fry's Electronics	Fry's Electronics 600 East Brokaw Rd. San Jose, CA 95112	David Randoff	408-487-4660	
Gary Kean	Gary Kean c/o Millennium Sales Group 15315 Magnolia Blvd SUITE 200 Sherman Oaks, CA 91403			
Green Batteries	Responsible Energy Corporation Green Batteries 454 Jill Court Incline Village, NV 89451	margaret mcarthur	18007907866	
Green Stream Industries	Green Stream Industries 521 Gotham Parkway Carlstadt NJ 07072			
Haddon House	Haddon House P.O. Box 907 Medford, NJ 08055 Attn: Accounts Payable	Erin Macnabb	800-545-7190	
Hanscraft	Hanscraft			
Hunger Mountain Coop	Hunger Mountain Coop 623 Stone Cutters Way Montpelier, VT 05602			
Hylan Electrical Supply	Hylan Electrical Supply 2249 Hylan Blvd Staten Island,

NY 10306			
Imperial Distributors, Inc.	Imperial Distributors, Inc. Imperial Warehouse 33 Sword Street Auburn, MA 01501	Nick Ritacco	508-756-5156	
Institute for the Blind	Institute for the Blind			
J Paolercio	Jeremy Paolercio Samples			
J Schroeder	J Schroeder			
Jacobs Technology Inc	Jacobs Technology Inc Michoud Assembly Facility PO Box 870850 New Orleans, LA 70187 ATTN: Accounts Payable	Francine Price	504-257-0702	
Jean Michel Bui	Jean Michel Bui 10 Rue De La Faiencerie 92340 Bourg La Reine France			
Jesse Watson	120 Wall Street STE 2401 New York, NY 10005 USA			
Jewel Electric	Jewel Electric			
John Bulgarella	Shopko 700 Pilgram Way Green Bay, WI 54307-9060		920-429-4112	
Kenneth Crosby	Kenneth Crosby 1001 Lexington Ave Rochester, NY 14606			
Klearview Appliance	Klearview Appliance 3707 Nostrand Ave Brooklyn NY 11235			
LMC Right Start Inc	LMC Right Start Inc 4643 South Ulster Street Suite 1200 Denver CO 80237	Meghann Mrachek	720-974-8238	303-862-4345
Matosantos Commercial Corp.	Matosantos Commercial Corp. P.O. Box 11925 San Juan, PR 00922-1925	Francisco Marquez	787-793-6900 ext 212	787-793-0454
MDR Electrical	MDR Electrical 34 Ludwig Street Little Ferry, NJ 07643	Ron	201-931-0099	201-931-1899
MicroCenter	MicroCenter PO Box 910 Hilliard, OH 43026-0910	Jennifer Stack	612-850-3214	
Miramar Associates LLC	Miramar Associates 398 Cedar Hill Street Unit 7 Marborough, MA 01752			
More Products	More Products S.A. Avenida Boyaca #95-51 Bodega 13 Bogota, Columbia			
NYCHA	NYCHA	Renato Jedreicich	718-707-5431	
Ocean State Jobbers, Inc.	Ocean State Jobbers, Inc. D/B/A Ocean State Job Lot 375 Commerce Park Rd. N. Kingstown,		401-295-2672	401-885-0359

RI 02852-8420			
Overstock.com		Karyn Kolonoski		
Pamela Greene	Pamela Greene 1504-138 Esplanade Ave. E. Vancouver, BC V7L4X9			
Paper Enterprises, Inc.	Paper Enterprises, Inc. 770 East 132nd. Street Bronx, NY 10454-1904	Jordan Sedler	718-402-1200	
PMA PGW Distribution	PMA PGW Distribution Attn: Jamie Wood 25126 State Road 54 Lutz, FL 33559			
PQD	PQD 1117 martin luther king jr blvd dillion ,SC 29536			
Price Chopper - 3802	Price Chopper - 3802 805 Highway 67 North Newport, AR 72112			
Price Chopper - 3803	Price Chopper - 3803 1164 Highway 62 Pocahontas, AR 72455			
Pricemaster	Pricemaster 5707 31st Ave Woodside, NY 11377			
Profit Motivators	Profit Motivators			
PSAV	PSAV			
Quality Distributors	Quality Distributors 1068 Coney Island Ave Brooklyn, NY 11230	Sal	718-421-8501	
QVC, Inc.	QVC, Inc. 1200 Wilson Drive West Chester, PA 19380	katherine masington	484-701-8330	
Rite Aid	Rite Aid Michael J. Eline 30 Hunter Lane Camp Hill, PA 17011	Michael J. Eline	717-975-8691	
RMA Distributors Inc	RMA Distributors Inc Randy Gaskin 1004 Lenox Road Brooklyn NY 11212			
Roy Brake	Roy Brake			
Saibaba Wholesale	Saibaba Wholesale 1506B Morning Hill Drive Columbia, SC 29212	yasin vahora	803-772-4801	803-772-4600
Scolari's Markets	Scolari's Markets 259 S. McCarran Sparks, NV 89431			
Scott Kassel	Scott Kassel 5084 Campo Road Woodland Hills, CA 91364			
Shelly Tucker	Shelly Tucker 760 San Antonio Road Palo Alto, CA 94303			
Southern Cross Trading (C)	Southern Cross Trading (C)			
Stereo Advantage, Inc.	Stereo Advantage, Inc. 1955 Wehrle Dr.	Joelle Palmer	716-204-2336

Williamsville, NY 14221			
Sterling Jewelers, Inc.	Sterling Jewelers, Inc. 375 Ghent Road Akron, OH 44333-4600	Sybil Jones		
Steve Stark	Steve Stark Samples			
Sufian Abualdhad	Sufian Abualdhad 10609 Hellebore Road Charlotte NC 28213			
Sunflower Farmer's Market	Sunflower Farmer's Market-Phoenix 9 Attn: Arica West 245 E. Bell Road Phoenix, AZ 85022-2353	Arica West	602-218-4949	602-938-2095
Sunflower Farmer's Market-Albuquerque 1	Sunflower Farmer's Market-Albuquerque 1 Attn: Janet Tomas 10701 Corrales Rd. NW Albuquerque, NM 87114-5222 USA	Janet Tomas	505-890-7900	505-890-7901
Sunflower Farmer's Market-Albuquerque 14	Sunflower Farmer's Market-Albuquerque 14 Attn: Isabella Donahue 5112 Lomas Blvd NE Albuquerque, NM 87110-6452	Isabella Donahue	505-268-5127	505-268-5157
Sunflower Farmer's Market-Albuquerque 27	Sunflower Farmer's Market-Albuquerque 27 Attn: Linda Love 11205 Montgomery Blvd., NE Albuquerque, NM 87111	Linda Love	505-298-2447	505-294-5427
Sunflower Farmer's Market-Albuquerque 30	Sunflower Farmer's Market Attn: Asantewaa Mawusi 6300 A. San Mateo Blvd. Albuquerque, NM 87109	Asantewaa Mawusi	505-821-7000	505-821-7006
Sunflower Farmer's Market-Arvada 23	Sunflower Farmer's Market-Arvada 23 Attn: Alex Ewold 7725 Wadsworth Blvd. Arvada, CO 80003	Alex Ewold	303-463-4828	303-462-4827
Sunflower Farmer's Market-Aurora 17	Sunflower Farmer's Market-Aurora 17 Attn: Debra Damerst 15405 E. Briarwood Circle #A Aurora, CO 80016	Debra Damerst	303-690-4600	303-690-2015
Sunflower Farmer's Market-Austin 25	Sunflower Farmer's Market-Austin 25 Attn: Jen Blake 6920 Manchaca Rd. Austin, TX 78745	Jen Blake	512-687-2204	512-687-2209
Sunflower Farmer's Market-Bee Cave 32	Sunflower Farmer's Market-Bee Cave 32 Attn: Jocelyn McAdoo 12700 Shops Pkwy, #300 Bee Cave, TX 78738	Jocelyn McAdoo	512-263-5336	512-263-0661

Sunflower Farmer's Market-Boulder 15	Sunflower Farmer's Market-Boulder 15 2525 Arapahoe Ave. Boulder, CO 80302		303-449-0777	303-449-0828
Sunflower Farmer's Market-Co Springs 28	Sunflower Farmer's Market-Co Sprgs 28 Attn: Julie Pulson 1730 Dublin Blvd. Colorado Springs, CO 80918	Julie Pulson	719-590-8890	719-590-8905
Sunflower Farmer's Market-Dallas 26	Sunflower Farmer's Market-Dallas 26 Attn:Ben Novi 1800 N. Henderson Ave. Dallas, TX 75806	Ben Novi	214-826-2937	214-826-0284
Sunflower Farmer's Market-Denver 12	Sunflower Farmer's Market-Denver 12 Attn: Melissa Church 4700 W. 38th Ave. Denver, CO 80212-2046	Melissa Church	303-433-2350	303-433-2360
Sunflower Farmer's Market-Denver 4	Sunflower Farmer's Market-Denver 4 Attn: Neowyn Bartek 2880 S. Colorado Blvd. Denver, CO 80222-6618	Neowyn Bartek	303-758-4400	303-758-4406
Sunflower Farmer's Market-Ft. Collins 7	Sunflower Farmer's Market-Ft. Collins 7 Attn: Jessica Preheim 2601 S. Lemay Ave. Fort Collins, CO 85025-2295	Jessica Preheim	970-282-8003	970-282-8199
Sunflower Farmer's Market-Greenwd Vill33	Sunflower Farmer's Market-Greenwd Vill 33 8557 E. Arapahoe Rd., #8 Greenwood Village, CO 80111	Nicole Pacheco	303-721-1400	
Sunflower Farmer's Market-Highland Rch 13	Sunflower Farmer's Market-Highland Rch 13 Attn: Linda Morian 1980 E. County Line Rd. Highlands Ranch, CO 80126-2437	Briana Lisman	303-243-5060	303-243-5061
Sunflower Farmer's Market-Lafayette 34	Sunflower Farmer's Market-Lafayette 34 555 W. South Boulder Rd., #A Lafayette, CO 80026-2708			
Sunflower Farmer's Market-Las Vegas 10	Sunflower Farmer's Market-Las Vegas 10 Attn: Amber Black 3365 E. Tropicana Ave. Las Vegas, NV 89121-7329	Amber Black	702-777-0650	702-777-0660
Sunflower Farmer's Market-Las Vegas 11	Sunflower Farmer's Market-Las Vegas 11 Attn: Joe Lynch 4020 S. Rainbow Blvd. Las Vegas, NV 89103-2011	Joe Lynch	702-876-4888	702-216-0040
Sunflower Farmer's Market-Littleton 18	Sunflower Farmer's Market-Littleton 18 Attn: Hannah Hering 8601 W. Cross	Hannah Hering	720-214-0410	720-214-0416

Drive Littleton, CO 80123			
Sunflower Farmer's Market-Murray 16	Sunflower Farmer's Market-Murray 16 Attn: Haven Kastner 6284 S. State Street Murray, UT 84107	Haven Kastner	801-266-3566	801-266-3556
Sunflower Farmer's Market-Oklahoma City42	Sunflower Farmer's Market-Oklahoma City42 6410 North May Avenue Oklahoma City, OK 73116	Michael Coby	405-879-9989	
Sunflower Farmer's Market-Orem 19	Sunflower Farmer's Market-Orem 19 Attn: Kirk Ellis 1375 S. State Street Orem, UT 84097	Kirk Ellis	801-434-1501	801-434-1502
Sunflower Farmer's Market-Roseville 38	Sunflower Farmers Market-38 424 Roseville Square Roseville, CA 95678	Susan	916-960-1201	
Sunflower Farmer's Market-Santa Fe 24	Sunflower Farmer's Market-Santa Fe 24 Attn: Michael Koby 3201 Zafarano Dr., #20 Santa Fe, NM 87507	Michael Koby	505-424-1900	505-424-1903
Sunflower Farmer's Market-Santa Fe 29	Sunflower Farmer's Market-Santa Fe 29 Attn: Christina Monti 199 Paseo De Peralta Santa Fe, NM 87501	Christina Monti	505-988-1140	505-988-1667
Sunflower Farmer's Market-Tempe 6	Sunflower Farmers Market - 6 1706 E Southern Ave Tempe, AZ 85282			
Sunflower Farmer's Market-Thornton 35	Sunflower Farmer's Market-Thornton 35 1131 E. 120th Ave. Thornton, CO 80233-5712			
Sunflower Farmer's Market-Tucson 20	Sunflower Farmer's Market-Tuscon 20 4282 N. 1 St. Ave. Tucson, AZ 85719	John Lavery	520-407-5132	520-407-5133
Sunflower Farmer's Market-Tucson 22	Sunflower Farmer's Market-Tucson 22 Attn: Jo Powers 3860 W. River Rd. Tucson, AZ 85741	Jo Powers	520-204-1787	520-204-1788
Sunflower Farmer's Markets-Phoenix 9	Sunflower Farmers Market-9 245 E. Bell Rd STE 15 Phoenix, AZ 85022			
Sunflower Farmer's Markets-Tucson 8	Sunflower Farmer's Markets-Tucson 8 Attn: Jessica Revere 4645 E. Speedway Blvd. Tucson, AZ 85712-4633	Jessica Revere	520-325-1320	520-325-1322
Sunflower Markets	Sunflower Markets-Tempe 6 Attn: Marie Sevigny 1706 E. Southern Ave. Tempe, AZ 85282-5631	Mark Orlich	602-283-1512	
Sunflower Markets-Scottsdale 2	Sunflower Markets-Scottsdale 2 Attn:	Kevin Lubovich	480-941-6001	480-946-6535

Sunflower Markets-Tucson 5	Kevin Lubovich 4402 North Miller Rd. Scottsdale, AZ 85251-3604 Sunflower Markets-Tucson 5 Attn: James Choate 7877 E. Broadway Blvd. Tucson, AZ 85710-3943	James Choate	520-546-6112	520-546-6129
Sunset Warehouse	Sunset Warehouse			
Super Town & Country - 3816	Super Town & Country - 3816 HC5 BOX 320 Doniphan, MO 63935			
SW Group	SW Group 850 Patterson Plank Rd. Secaucus, NJ 07094			
Sysco Guest Supply, LLC	Sysco Guest Supply, LLC 4301 US Highway One P.O. Box 902 Monmouth Junction, NJ 08852	Denise Barnes	440-960-2515	
The Appliance Bargain	The Appliance Bargain 4103 13th Ave Brooklyn NY 11219		718-853-6061	
The Closeout Group! Inc.	The Closeout Group! Inc. 113 Fillmore Street Bristol, PA 19007		215-633-8611	215-633-8615
The News Group	The News Group			
The Shayann Kindness Project	The Shayann Kindness Project 9121 E. Tanque Verde, #105-320 Tucson, AZ 85749 USA			
TigerDirect Warehouse	TigerDirect Warehouse 7795 West Flagler St. Miami, FL 33144			
Town & Country - 2318	Town & Country - 2318 2379 HWY 62-412 STE J. Hardy, AR 72542			
Town & Country - 2319	Town & Country - 2319 PO BOX 71 HWY 63 N Thayer, MO 65791			
Town & Country - 2320	Town & Country - 2320 S. Church Rd. BOX 365 Salem, AR 72576			
Town & Country - 2430	Town & Country - 2430 HWY 21 & 106 PO BOX 18 Ellington, MO 63638			
Town & Country - 2433	Town & Country - 2433 Hals Plaza PO BOX 37 Piedmont, MO 63957			
Town & Country - 2436	Town & Country - 2436 208 Lincoln Drive Fredericktown, MO 63645

Town & Country - 2448	Town & Country - 2448 616 N. Main Ironton, MO 63650			
Town & Country - 2449	Town & Country - 2449 Austin Plaza BOX 43 Potosi, MO 63664			
Town & Country - 3801	Town & Country - 3801 Highway 69 West Newark, AR 72562			
Town & country - 3806	Town & country - 3806 1012 St. Francis Kennett, MO 63857			
Town & Country - 3807	Town & Country - 3807 707 Specialty Drive Dexter, MO 63841			
Town & Country - 3811	Town & Country - 3811 33330 State Highway 25 Advance MO 63730			
Town & Country - 3813	Town & Country - 3813 401 E. Main Marble Hill, MO 63764			
Town & Country - 3814	Town & Country - 3814 104 W. Highway 162 Clarkton, MO 63837			
Town & Country - 3817	Town & Country - 3817 108 N. Highway 25 Bloomfield, MO 63825			
Town & Country - 3818	Town & Country - 3818 881 Walnut Bernie, MO 63822			
Town & Country - 3820	Town & Country - 3820 Highway 286 East Wickliffe, KY 42087			
Town & Country - 3823	Town & Country - 3823 523 E. Washington East Prairie, MO 63845			
Town & Country - 3824	Town & Country - 3824 436 S. Church Halls, TN 38040			
Town & Country - 3825	Town & Country - 3825 2160 Central Humboldt, TN 38343			
Transcendence Products Inc	Transcendence Products Inc 108 Varick Ave Brooklyn NY 11237		718-417-7100	718-417-1100
VA Northern Indiana Health Care Systems	VA Northern Indiana Health Care Systems 1700 E. 38th Street Marion, IN 46953			
Valu Merchandisers Company	Valu Merchandisers Company P.O. Box 2931 Kansas City, KS 66110-2931			
Wakefern General Merchandise	Wakefern General Merchandise 355 Davidson Mill Rd.	Marc D Sia

Jamesburg, NJ 08831			
Westex	Westex 20 Virginia Road P.O. Box 308 N. White Plains, NY 10603			
Woot Wholesale	Woot Wholesale Richard Kaye 4121 International Parkway Suite 900 Carrollton, TX 75007 USA	Richard Kaye	214-445-2867	972-418-9245

Exhibit C

BATTERY	STOCK NUMBER	WGT	SKIDS	AMOUNT	Landed Cost Per Pack	Case Cost	Total Inv. Cost
AA-4PACK-120CS	24001	28	2	75	.429 per pack	$51.48	$3,861.00
AAA-4 PACK-120CS	24002	15	1	57	.374 per pack	$44.88	$2,558.16
C-2-PACK-48CS	24003	17	0	0	.748 per pack	$35.90	0
D-2PACK-48CS	24004	33	0	0	1.034 per pack	$49.63	0
9V-1 PACK -120CS	24005	17	2	101	.55 per pack	$66.00	$6,666.00
Total							$13,085.16

STOCK NUMBER	QTY	AMOUNT	Landed Cost per Pk	Case Cost	Total Inv. Cost
21001-120-4 pack	200	197	.231 per pack	$27.72	$5,460.84
21002-120-4 pack	150	149	.179 per pack	$21.48	$3,200.52
21003-48-2 packs	75	66	.275 per pack	$13.20	$871.20
21004-48-2 packs	200	194	.407 per pack	$19.54	$3,789.98
21005-120-1 pack	50	46	.22 per pack	$26.40	$1,214.40
21020-6-20 packs	100	59	.876 per pack	$21.02	$1,240.42
21021-6-20 packs	50	24	.616 per pack	$14.78	$354.82
21026-60-8 packs	100	85	.407 per pack	$24.42	$2,075.70
21027-60-8 PACKS	50	37	.297 per pack	$17.82	$1,069.20
24011-20-24 PACKS	200	187	2.24 per pack	$44.80	$8,377.60
24012-20-24 PACKS	100	95	1.8744 per pack	$37.49	$3,561.36
24013-12-12-PACKS	50	43	4.09 per pack	$49.08	$2,110.44
24014-8-12 PACKS	300	281	5.8542 per pack	$46.83	$14,050.08
24015-20-12 packs	75	65	5.94 per pack	$118.80	$7,722.00
Total					$55,098.48

STOCK NUMBER	CRTNS	SKIDS	LBS	Landed Cost	Case Cost	Total Inv. Cost
25002-AAA 4 Pack 96 per case	61	2	14.4	.43 per pack	$41.28	$2,518.08
25003- C 2 Pack 42 per case	0	0	0		0	0
25006H-AA Alkaline 4 Pk 120 per case	8	1	28.6	.48 per pack	$57.60	$460.80
25007H-AAA Alkaline 4 Pk120 per case	23	1	15.4	.43 per pack	$51.60	$1,168.80
25011BH-AA Alkaline 24 Pk 20 per case	213	3	26.5	2.76 per pack	$55.20	$11,757.60
25012BH-AAA Alkaline24 Pk 20 per case	190	2	13.5	2.29 per pack	$45.80	$8,702.00
25013BH-C Alkaline 12 Pack 12 per case	36	1	22.5	4.70 per pack	$56.40	$2,030.40
25026BH-AA Alkaline 8 Pk 60 per case**	0	0	0		0	0
25027BH- AAA Alkaline 8 Pk 60 per case**	47	1	14.4			
25030BH**	28	1	21.2			
25031BH**	2	1	10.6			
270-16**	4	1	14.2			
270-16AA-E**	15	1	24.4			
270-24AAA-FL**	3	1	7.2			
270-24AA-FL**	3	1	13.6			
MC-6AA-GR-R- EZ Boost 12 per Display	341	3	9	$ 5.75 per pc.	$69.00	$23,529.00
COUNTER CLIPS	1	1				
END CAPS BASKETS	20	2				
ENDCAPS PEGS	1	1				
INSERTS FOR RACKS	2	1				
RECYCLING BOXES	1219	5				
TOTAL	2294	35				$50,166.68

**= Waiting for costs from Boris